                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS


Case Name:    ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
              CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:  01-47641, 01-47642, 01-47643, 01-47644

                CHAPTER 11 MONTHLY CONSOLIDATED OPERATING REPORT
                          FOR MONTH ENDING MAY 31, 2002


Comes now ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. Debtor-In-Possession, and hereby submits its Monthly Consolidated Operating Report for the period commencing May 1, 2002 and ending May 31, 2002 as shown by the report and exhibits consisting of 12 pages and containing the following as indicated:

Page 2 - 5        Monthly Reporting Questionnaire (Attachment 1)

Page 6 - 7        Comparative Balance Sheets (Forms OPR-1 & OPR-2)

Page 8            Summary of Accounts Receivable (form OPR-3)

Page 9 - 10       Schedule of Post-petition Liabilities (Form OPR-4)

Page 11           Income Statement (Form OPR-5)

Page 12           Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: June 25, 2002                     DEBTOR (S) - IN-POSSESSION

                              By:          /s/ Joseph S. Driscoll
                                        -------------------------------------
                                                    (Signature)


                              Name & Title:    Joseph S. Driscoll
                                               Executive Vice President and
                                               Chief Financial Officer

                              Address:         2 Cabot Road
                                               Hudson, Massachusetts 01749

                              Telephone No.:   978-567-4000

                                                                    Attachment 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:    ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
              CMC Industries, Inc. and ACT Manufacturing Securities Corp.

Case Number:  01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:     May 1, 2002 - May 31, 2002

1.  Payroll:  State the amount of all executive wages paid and taxes withheld and paid.

                                                                                   Taxes Withheld
    Name and Title of Executive                   Gross Wages       Net Wages        Due & Paid
    ---------------------------                   -----------       ---------        ----------
    Pino, John A       CEO                       $ 33,653.85        $21,460.44       $10,335.95
    Young, John        VP of HR                    14,423.10          7,992.13         4,104.02
    Gorgone, Chris     Treasurer                   19,230.80         11,341.87         6,583.28
    Driscoll, Joe      CFO                         19,230.70         11,498.22         6,345.05
    Scioli, Blaise     EVP-Cable Division          23,076.95         15,020.70         7,822.65
    Barnier, Gary      SVP of Ops - NA             17,307.70         10,305.27         5,606.28
                                                 -----------        ----------       ----------
    TOTAL PAYROLL                                $126,923.10        $77,618.63       $40,797.23

2.  Insurance:  Is workers' compensation and other insurance in effect? Yes
                Are payments current? Yes
                Changes in the month are indicated below.

----------------------------------------------------------------------------------------------
      COVERAGE        COMPANY       POLICY #           AMOUNT         TERM         PREMIUM
----------------------------------------------------------------------------------------------
        D&O           Genesis      YXB000666F        10,000,000      3/29/02-         165,000
                                                                     3/29/03     Run Off Tail
----------------------------------------------------------------------------------------------
        D&O       Executive Risk    81680830         5,000,000       3/29/02-          52,500
                                                                     3/29/03     Run Off Tail
----------------------------------------------------------------------------------------------
        D&O           Kemper       3DY00207900       10,000,000      3/29/02-          60,000
                                                                     3/29/03     Run Off Tail
----------------------------------------------------------------------------------------------
        D&O             TIG        XD038844963       5,000,000       3/29/02-          26,250
                                                                     3/29/03       + 1050 Tax
                                                                                 Run Off Tail
----------------------------------------------------------------------------------------------
        D&O            Royal        RHS608921        5,000,000       3/29/02-          33,750
                                                                     3/29/03     Run Off Tail
----------------------------------------------------------------------------------------------
        D&O        Old Republic     CUG25992         5,000,000       3/29/02-          45,000
                                                                     3/29/03     Run Off Tail
----------------------------------------------------------------------------------------------
        D&O       Greenwich Ins.       TBD           20,000,000      3/29/02-         625,000
                                                                     3/29/03              New
----------------------------------------------------------------------------------------------
   Workers Comp.      Kemper      2BH072932-01      500/500/500      6/19/01-         669,300
                                                                     6/19/02         Replaced
----------------------------------------------------------------------------------------------
       Crime          Kemper       3F023571-00       1,000,000       6/19/01-          25,347
                                                  Emp. Dishonesty    6/19/02           Lapsed
----------------------------------------------------------------------------------------------

                                                     1,000,000                         Lapsed
                                                      Forgery
----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
   COVERAGE               COMPANY             POLICY #                   AMOUNT               TERM             PREMIUM
------------------------------------------------------------------------------------------------------------------------------
                                                                        1,000,000                                Lapsed
                                                                          Theft
------------------------------------------------------------------------------------------------------------------------------
                                                                        1,000,000                                Lapsed
                                                                      Computer Fraud
------------------------------------------------------------------------------------------------------------------------------
      Package              Kemper             3MG21849701           Specific Coverage       6/19/02-             26,010
                                                                        Bldgs.& PP          6/25/02
------------------------------------------------------------------------------------------------------------------------------
                                                                        75,000,000
                                                                           BII
------------------------------------------------------------------------------------------------------------------------------
                                                                        10,000,000
                                                                          Flood
------------------------------------------------------------------------------------------------------------------------------
      MA Auto.             Safety                 TBD                   1,000,000           6/19/02-             29,000
                                                                                            6/19/03
------------------------------------------------------------------------------------------------------------------------------
Out of State Autos.          CNA                  TBD                   1,000,000           6/19/02-             16,000
                                                                                            6/19/03
------------------------------------------------------------------------------------------------------------------------------
      Transit              Kemper              30T673698                1,000,000           6/19/02-             17,000
                                                                     Each Conveyance        6/25/02
------------------------------------------------------------------------------------------------------------------------------
      Umbrella             Kemper            9SX068105-01               10,000,000          6/19/02-             40,000
                                                                                            6/25/02
------------------------------------------------------------------------------------------------------------------------------
      Foreign              Kemper             QD602388-00               1,000,000           6/19/01-              Incl.
   International                                                                            6/25/02
     Employees
     Liability
------------------------------------------------------------------------------------------------------------------------------
        DIC            Lloyds Primary          ND064400A                2,500,000           2/4/01-             150,000
                                                                                            2/4/02               Lapsed
------------------------------------------------------------------------------------------------------------------------------
        DIC          Lloyds - 1st Excess       ND064410A                7,500,000           2/4/01-              68,000
                                                                                            2/4/02               Lapsed
------------------------------------------------------------------------------------------------------------------------------
        DIC          Lloyds - 2nd Excess       NN064420A                15,000,000          2/4/01-              11,321
                                                                                            2/4/02               Lapsed
------------------------------------------------------------------------------------------------------------------------------
        DIC          Lloyds - 3rd Excess       NN064430A                36,169,922          2/4/01-              12,500
                                                                                            2/4/02               Lapsed
------------------------------------------------------------------------------------------------------------------------------
     Fiduciary             Chubb                81480684                2,000,000           3/12/02-              2,100
     Liability                                                                              3/12/03             Renewed
------------------------------------------------------------------------------------------------------------------------------
        EPL                 Chubb              81480684C                5,000,000           3/12/02-             60,000
                                                                                            3/12/03             Renewed
------------------------------------------------------------------------------------------------------------------------------
     401K Plan             Kemper             3F895996-06                500,000            2/14/02-                561
                                                                                            2/14/03             Renewed
------------------------------------------------------------------------------------------------------------------------------
     Kidnap &               Chubb              81515304                 2,000,000           9/4/01-               2,200
      Ransom                                                                                9/4/02              Renewed
------------------------------------------------------------------------------------------------------------------------------
     Worker's            Warner Wells             TBD                  500/500/500          6/19/02 -            39,130
     Comp - MS                                                                              6/19/03
------------------------------------------------------------------------------------------------------------------------------
     Worker's              MWCARP                 TBD                  500/500/500          6/19/02 -            14,059
     Comp. MA                                                                               6/19/03
------------------------------------------------------------------------------------------------------------------------------
     Worker's               NCCI                  TBD                  500/500/500          6/19/02 -            14,664
     Comp - GA                                                                              6/19/03
------------------------------------------------------------------------------------------------------------------------------
     Worker's             State Fund              TBD                  500/500/500          61/9/02 -            76,151
    Comp. - CA                                                                              6/19/03
------------------------------------------------------------------------------------------------------------------------------

                                     Page 3

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        DETAILED LISTING OF DISBURSEMENTS

Case Name:        ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,
                  CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:      01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:         May 1, 2002,  May 31, 2002
--------------------------------------------------------------------------------
3.       Bank Accounts

----------------------------------------------------------------------------------------------------------------------------------
Bank Name         Account       Account          Beg. Book       Deposits     Disbursements  Others       Transfers     Ending
                  Type          Number           Balance                                     (Loan                      Book
                                                                                             Adv.)                      Balance
----------------------------------------------------------------------------------------------------------------------------------
JP Morgan         Operating    777-019353            2,924,721    22,717,417   (7,166,188)  (1,000,000)   (2,705,295)   14,770,655
Chase
----------------------------------------------------------------------------------------------------------------------------------
Comm. Nat.        MA Payroll   278084                3,304,916                 (2,364,824)                  2,370,312    3,310,404
Bank
----------------------------------------------------------------------------------------------------------------------------------
                  MA Payroll   277827                  (2,206)                     (7,837)                     14,200        4,157
----------------------------------------------------------------------------------------------------------------------------------
N/A               MA Petty     N/A                       2,015                                                               2,015
                  Cash
----------------------------------------------------------------------------------------------------------------------------------
Trustmark         MS Payroll   8400000043            1,112,471                                                 84,629    1,197,100
Savings Bank
----------------------------------------------------------------------------------------------------------------------------------
                  MS Petty     8400170941                1,731                     (4,305)                      3,781        1,208
                  Cash
----------------------------------------------------------------------------------------------------------------------------------
Bank of           MS           87656-60545             400,219                                                172,000      572,219
America           Medical
----------------------------------------------------------------------------------------------------------------------------------
                  Atl.         32566-83139              24,372                                                (2,000)       22,372
                  Operating
----------------------------------------------------------------------------------------------------------------------------------
                  Atl.         32998-05863            (21,372)                    (19,372)                     21,372     (19,372)
                  Payroll
----------------------------------------------------------------------------------------------------------------------------------
N/A               Atl. Petty   N/A                                                                              2,000        2,000
                  Cash
----------------------------------------------------------------------------------------------------------------------------------
                  CA Payroll   10981-03623             345,831                    (59,089)                                 286,742
----------------------------------------------------------------------------------------------------------------------------------
                  CA           87650-60543              76,635                                                              76,635
                  Operating
----------------------------------------------------------------------------------------------------------------------------------
N/A               CA Petty     N/A                         534                       (911)                      1,000          623
                  Cash
----------------------------------------------------------------------------------------------------------------------------------
CitiBank          ACT          30427603                309,895         1,043                                               310,938
                  Securities
                  Corp.
----------------------------------------------------------------------------------------------------------------------------------
Taipei Bank       MS Taiwan    600170003419*           127,000                                                 38,000      165,000
                  Branch
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                8,606,760    22,718,460   (9,622,525)  (1,000,000)          0.00   20,702,695
----------------------------------------------------------------------------------------------------------------------------------

*Taiwan Legal Entity determined a branch of CMC Industries, Inc.

Disbursements April 1, 2002 through May 31, 2002 were $19,000,450 ACT Manufacturing, Inc., $0 ACT Manufacturing Holdings, LLC, $2,713,892 CMC Industries, Inc., $0 ACT Manufacturing Securities Corp.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).

     Payments To/On                  Amount          Date          Check #
     --------------                  ------          ----          -------
     Professionals (attorneys,
      Accountants, etc.):

     Morgan Lewis & Bockus           $109,198.41     01/28/2002    Wire Transfer
                                     $227,285.00     03/08/2002    Wire Transfer
                                     $111,706.26     04/16/2002    Wire Transfer
                                     $ 91,971.14     05/24/2002    Wire Transfer

     Mintz Levin                     $421,585.42     02/26/2002    Wire Transfer
                                     $245,759.96     03/26/2002    Wire Transfer
                                     $311,333.18     04/24/2002    Wire Transfer
                                     $182,762.00     05/29/2002    Wire Transfer

     Zolfo Cooper                    $441,959.95     03/07/2002    Wire Transfer
                                     $308,783.78     03/26/2002    Wire Transfer
                                     $383,882.45     04/24/2002    Wire Transfer
                                     $311,521.94     05/29/2002    Wire Transfer

     Choate Hall                     $153,522.12     03/08/2002    Wire Transfer
                                     $ 76,774.11     03/26/2002    Wire Transfer
                                     $120,624.48     05/30/2002    Wire Transfer

     PWC                             $126,478.16     03/18/2002    Check #126015
                                     $ 71,850.00     04/25/2002    Check #126894
                                     $    491.30     05/08/2002    Check #127192
                                     $ 43,497.11     05/29/2002    Wire Transfer

     Policano & Manzo                $259,328.33     03/12/2002    Wire Transfer
                                     $124,891.83     03/27/2002    Wire Transfer
                                     $144,034.74     05/24/2002    Wire Transfer

     Bowditch & Dewey                $ 55,323.73     03/08/2002    Wire Transfer
                                     $ 21,816.51     05/24/2002    Wire Transfer

     Testa Hurwitz                   $ 75,000.00     03/12/2002    Check #125697
                                     $ 32,105.36     04/11/2002    Check #126528
                                     $ 68,522.38     04/25/2002    Check #126899
                                     $133,677.75     05/30/2002    Check #127770

     Lazard Freres                   $328,285.34     03/26/2002    Wire Transfer
                                     $357,947.62     04/24/2002    Wire Transfer
                                     $181,011.36     05/29/2002    Wire Transfer

     Deloitte & Touche               $ 17,500.00     05/06/2002    Check #127115

     Pre-Petition Debts:
     The Morgan Lewis & Bockus payment above of $109,198.41 represents payments for Pre and Post Petition. The invoice did not break out the amounts for Pre and Post petition billings.

 ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,         Form OPR-1
 CMC Industries, Inc. and ACT Manufacturing Securities Corp.
 Balance Sheet
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 May 31, 2002

         (000's)

                                                                 12/20/01   01/31/02   02/28/02    03/31/02   04/30/02   05/31/02
                                                                ---------   --------   --------    --------   --------   --------
         ASSETS

         CURRENT ASSETS:

           Cash                                                     4,357      5,981      5,598       6,084      8,607     20,703
           Other negotiable instruments                                 -          -          -           -          -          -
           Accounts receivable, net (OPR-3)                        53,351     52,570     51,860      58,881     39,005     29,790
           Less: Allowance for doubtful accounts                  (29,507)   (29,874)   (25,155)    (22,311)   (12,135)   (12,896)
           Inventory, at cost                                      66,783     67,058     63,621      55,219     48,010     46,975
           Prepaid expenses and deposits                            3,546      7,025     11,073       8,060      3,606      4,652
           Investments                                                  -
           Other (Def'd taxes and tax receivable)                   7,200      7,181      7,181       7,181      7,181          -
                                                                -----------------------------------------------------------------
         TOTAL CURRENT ASSETS                                     105,731    109,941    114,178     113,113     94,275     89,224

         PROPERTY, PLANT AND EQUIPMENT, AT COST                    42,995     42,995     37,994      32,724     27,883     27,806
         Less: Accumulated depreciation                           (28,502)   (28,943)   (25,143)    (22,391)   (19,054)   (19,221)
                                                                -----------------------------------------------------------------
         NET PROPERTY, PLANT AND EQUIPMENT                         14,493     14,052     12,851      10,333      8,829      8,585

         OTHER ASSETS
           Notes receivable affiliate                                 602        302          -           -          -          -
           Investment in subsidiaries                             140,497    140,497    140,497     140,497    140,497    140,497
           Intercompany receivable                                 68,483     68,002     66,942      66,707     66,886     66,222
           Goodwill                                                 5,016      4,994      5,008       5,008      5,008      5,008
           Other assets                                             1,516      1,957      1,956       2,006      2,008      2,008
                                                                -----------------------------------------------------------------
         TOTAL OTHER ASSETS                                       216,115    215,752    214,403     214,218    214,399    213,735

         TOTAL ASSETS                                             336,338    339,745    341,433     337,664    317,502    311,544

 ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,        Form OPR-2
 CMC Industries, Inc. and ACT Manufacturing Securities Corp.
 Balance Sheet
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 May 31, 2002

          (000's)                                            12/20/01    01/31/02    02/28/02     03/31/02    04/30/02    05/31/02
                                                             --------    --------    --------     --------    --------    --------
          LIABILITIES AND STOCKHOLDER'S EQUITY

          POST PETITION LIABILITIES (OPR-4)
               Priority debt                                        -       4,221       7,221        9,531       1,356         309
               Unsecured debt                                       -       3,251       6,644        3,431       2,452       2,045
                                                          ------------------------------------------------------------------------
          TOTAL POST PETITION LIABILITIES                           -       7,472      13,865       12,962       3,808       2,354

          TOTAL PRE PETITION LIABILITIES (A)                  366,255     365,254     364,937      364,882     358,633     357,378
                                                          ------------------------------------------------------------------------

          TOTAL LIABILITIES                                   366,255     372,725     378,802      377,844     362,441     359,732

          STOCKHOLDER'S EQUITY (DEFICIT)
             Preferred Stock                                        -           -           -            -           -           -
             Common stock                                         171         171         171          171         171         171
             Paid-in capital                                  168,574     169,980     169,980      169,980     169,980     169,980
             Retained earnings:
                    Through filing date                      (198,662)   (198,662)   (198,662)    (198,662)   (198,662)   (198,662)
                    Post filing date                                       (4,469)     (8,858)     (11,669)    (16,428)    (19,677)
                                                          ------------------------------------------------------------------------
             Retained earnings                               (198,662)   (203,131)   (207,520)    (210,331)   (215,090)   (218,339)

          TOTAL SHAREHOLDERS' EQUITY                          (29,917)    (32,980)    (37,369)     (40,180)    (44,939)    (48,187)
                                                          ------------------------------------------------------------------------

          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          336,338     339,745     341,433      337,664     317,502     311,544

(A) Included in pre-petition liabilities are cost incurred as of 5/31/02 for "Accrued Compensation and Related Taxes" of $2,938,000.

 ACT Manufacturing, Inc. and Subsidiaries                             Form OPR-3
 Summary of Accounts Receivable
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 May 31, 2002

(000's)
             Date           Accounts                                Total           0-30         31-60        61-90   Over 90 days
     ---------------------  -------------------------------   -----------    -----------   -----------   ----------   ------------
 1)    December 20, 2001    Accounts Receivable                    53,351         22,975         9,981        5,144         15,250
                            Allowance for Doubtful Accounts       (29,507)        (3,000)       (6,599)      (4,930)       (14,978)
                                                              -----------    -----------   -----------   ----------   ------------
                                        Net A/R                    23,844         19,975         3,382          214            272


 2)    January 31, 2002     Accounts Receivable                    52,570         25,375         6,727        3,983         16,485
                            Allowance for Doubtful Accounts       (29,874)        (7,999)       (3,078)      (3,295)       (15,502)
                                                              -----------    -----------   -----------   ----------   ------------
                                        Net A/R                    22,696         17,376         3,649          688            983


 3)    February 28, 2002    Accounts Receivable                    51,860         27,027         8,655        4,906         11,272
                            Allowance for Doubtful Accounts       (25,155)        (6,274)       (3,782)      (4,437)       (10,662)
                                                              -----------    -----------   -----------   ----------   ------------
                                        Net A/R                    26,705         20,753         4,873          469            610


 4)    March 31, 2002       Accounts Receivable                    58,881         29,051         8,114        5,069         16,647
                            Allowance for Doubtful Accounts       (22,311)        (1,351)       (1,766)      (3,011)       (16,183)
                                                              -----------    -----------   -----------   ----------   ------------
                                        Net A/R                    36,570         27,700         6,348        2,058            464


 5)    April 30, 2002       Accounts Receivable                    39,005         18,788         9,848        1,830          8,539
                            Allowance for Doubtful Accounts       (12,135)             -        (3,146)        (850)        (8,139)
                                                              -----------    -----------   -----------   ----------   ------------
                                        Net A/R                    26,870         18,788         6,702          980            400


 6)    May 31, 2002         Accounts Receivable                    29,790         13,424         5,742        2,033          8,591
                            Allowance for Doubtful Accounts       (12,896)             -        (2,789)      (1,594)        (8,513)
                                                              -----------    -----------   -----------   ----------   ------------
                                        Net A/R                    16,894         13,424         2,953          439             78

 ACT Manufacturing, Inc. and Subsidiaries                             Form OPR-4
 Schedule of Post Petition Liabilities
 May 31, 2002

     (000's)

                                               Date             Due              Total
     Post Petition Liabilities               Incurred           Date              Due        0-30      31-60   61-90  Over 90 days
    -----------------------------------  ----------------  ---------------  ----------  ---------  ---------  ------  ------------
     Taxes Payable:
         Federal Income Taxes                31-May-02        30-Jun-02            114        114          -       -             -
         FICA - Employer's Share             31-May-02        30-Jun-02             32         32          -       -             -
         Unemployment Tax                    31-May-02        30-Jun-02              -          -          -       -             -
         State Income Tax                    31-May-02        30-Jun-02              2          2          -       -             -
         State Sales and Use Tax             31-May-02        30-Jun-02              -          -          -       -             -
         State Tax, other                    31-May-02        30-Jun-02             20         20          -       -             -
         Personal Property Tax               31-May-02        30-Jun-02            141        141          -       -             -
                                         ------------------------------------------------------------------------------------------
        Total Taxes Payable                                                        309        309          -       -             -

   Postpetition Secured Debt                 31-May-02        30-Jun-02              -          -          -       -             -
   Postpetition Unsecured Debt               31-May-02        30-Jun-02              -          -          -       -             -
   Accrued Interest Payable                  31-May-02        30-Jun-02              -          -          -       -             -

    Trade Accounts Payable and Other:
    Accu-Dyne                                31-May-02        30-Jun-02             14         14
    ACF Components                           31-May-02        30-Jun-02              1          1
    AHM Technologies, Inc.                   31-May-02        30-Jun-02             32         16         16
    Alcorn County Electric                   31-May-02        30-Jun-02             48         48
   All American                              31-May-02        30-Jun-02              7          7
   Amitron Corp.                             31-May-02        30-Jun-02             19         17                                2
    Arrow Electronics                        31-May-02        30-Jun-02              4          4
    Automated Data Processing                31-May-02        30-Jun-02              1          1
   Avnet Electronics                         31-May-02        30-Jun-02              5          5
   Bovie Screen Process                      31-May-02        30-Jun-02              1          1
   Capital Electronics                       31-May-02        30-Jun-02              2          2
   Century Fasteners                         31-May-02        30-Jun-02              2          2
   Circuitronix                              31-May-02        30-Jun-02             21          4          1      16
    Communication Associates                 31-May-02        30-Jun-02              2          2
   Electronic Manufacturing                  31-May-02        30-Jun-02              8          8
   Electropac Canada                         31-May-02        30-Jun-02              5          5
   Electro Wise, Inc.                        31-May-02        30-Jun-02              3          3
    Fine Line Stencil                        31-May-02        30-Jun-02              1          1
    Future Electronics                       31-May-02        30-Jun-02             10         10
    GC Protonics                             31-May-02        30-Jun-02              1          1
   Global Solutions                          31-May-02        30-Jun-02              8          8
   Hi-Tech Fasteners                         31-May-02        30-Jun-02              2          2
   IBF Group                                 31-May-02        30-Jun-02              1          1
    IC Electronics                           31-May-02        30-Jun-02              3          3
   JST Corp                                  31-May-02        30-Jun-02              1          1
   Kirby Container                           31-May-02        30-Jun-02              2          2
    Maxim                                    31-May-02        30-Jun-02              8          8
    Melrose Nameplate                        31-May-02        30-Jun-02              1          1
    New Advantage                            31-May-02        30-Jun-02              5          5
   Newcomb Spring of Texas                   31-May-02        30-Jun-02              1          1
   New York Dram Exchange                    31-May-02        30-Jun-02             31         31
   Oriental Printed Circuits                 31-May-02        30-Jun-02              3          3
   Pioneer Standard Electronics              31-May-02        30-Jun-02              1          1
   Pioneer / Technologies Group              31-May-02        30-Jun-02             23         23
   Power House Electronics                   31-May-02        30-Jun-02              3          3
   Ranger Label                              31-May-02        30-Jun-02              1          1
   Reynolds Air Express                      31-May-02        30-Jun-02              2          2
   Stack Electronics                         31-May-02        30-Jun-02              3          3
   Stetco, Inc.                              31-May-02        30-Jun-02              1          1
    Titan Components                         31-May-02        30-Jun-02             15         15
    Truck-Lite                               31-May-02        30-Jun-02             36         36
    Trustmart National Bank                  31-May-02        30-Jun-02              7          7

 ACT Manufacturing, Inc. and Subsidiaries                             Form OPR-4
 Schedule of Post Petition Liabilities
 May 31, 2002

     (000's)

                                                Date            Due              Total
     Post Petition Liabilities                Incurred          Date               Due       0-30      31-60     61-90 Over 90 days
     --------------------------            --------------  --------------  -----------  ---------   --------- -------- ------------
     Tyco Electronics                         31-May-02       30-Jun-02              1          1
     Tyco Printed Circuits                    31-May-02       30-Jun-02              9          9
     United States Crystal Corp               31-May-02       30-Jun-02              1          1
     UPS                                      31-May-02       30-Jun-02              1          1
     Vacuumschmelze GMBH & Co.                31-May-02       30-Jun-02              3          3
     Whittington                              31-May-02       30-Jun-02              1          1
     Wintron                                  31-May-02       30-Jun-02              3          3
     Wurzburg                                 31-May-02       30-Jun-02              1          1
     WP Sales                                 31-May-02       30-Jun-02              1          1

     Equipment lease potential accrual        31-May-02       30-Jun-02          1,124        300         300      524            -
     Mintz Levin                              31-May-02       30-Jun-02              -          -           -        -            -
     Testa, Hurwitz                           31-May-02       30-Jun-02              -          -           -        -            -
     Lazard                                   31-May-02       30-Jun-02            175        175           -        -            -
     Zolfo Cooper                             31-May-02       30-Jun-02              -          -           -        -            -
     Policano & Manzo                         31-May-02       30-Jun-02            130        130           -        -            -
     Morgan Lewis                             31-May-02       30-Jun-02             75         75           -        -            -
     Bowditch & Dewey                         31-May-02       30-Jun-02             25         25           -        -            -
     Choate, Hall & Stewart                   31-May-02       30-Jun-02             75         75           -        -            -
     PwC                                      31-May-02       30-Jun-02             75         75           -        -            -
                         other                                                       -
                                           -----------------------------------------------------------------------------------------
       TOTAL ACCOUNTS PAYABLE AND OTHER                                          2,045      1,186         317      540            2

     TOTAL POST PETITION LIABILITIES                                             2,354      1,495         317      540            2

 ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,         Form OPR-5
 CMC Industries, Inc. and ACT Manufacturing Securities Corp.
 Income Statement
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 May 31, 2002

          (000's)                                             12/21/01-
                                                               01/31/02      02/28/02      03/31/02      04/30/02       05/31/02
                                                             ----------      --------      --------      --------       --------
          NET REVENUE                                            13,359        13,471        21,314        13,530          7,344

          COST OF GOODS SOLD:
               Materials                                          9,509         9,852        15,670        11,101          4,989
               Labor - Direct                                     1,011         1,028         1,067           515            628
               Manufacturing Overhead                             2,819         2,009         3,530         1,941          1,799
                                                             --------------------------------------------------------------------
                    TOTAL COSTS OF GOODS SOLD                    13,339        12,890        20,268        13,557          7,415

               GROSS PROFIT                                          21           581         1,046           (27)           (71)

          Selling and Marketing                                     256           179           177           146            145
          General and Adminstrative                               1,081           929           971           740            748
          Other -
                                                             --------------------------------------------------------------------
                    TOTAL OPERATING EXPENSES                      1,337         1,108         1,147           886            894

          INCOME BEFORE INTEREST, DEPRECIATION, TAXES
               OR EXTRAORDINARY EXPENSES                         (1,316)         (528)         (101)         (913)          (964)

          INTEREST EXPENSE (INCOME)                                 473          (855)         (256)         (226)          (206)
          DEPRECIATION                                              441           356           286           222            216
          EXTRAORDINARY EXPENSE - Professional fees               1,946         1,520         1,508         1,250          1,225
          EXTRAORDINARY EXPENSE - Equipment lease settlement          -         1,596        (1,553)            -              -
          EXTRAORDINARY EXPENSE - Other                             292         1,244         2,725         2,600          1,050
          INCOME TAX EXPENSE (BENEFIT)
                                                             --------------------------------------------------------------------

          NET LOSS                                               (4,469)       (4,389)       (2,811)       (4,759)        (3,249)

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,          Form OPR-6
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Statement of Sources and Uses of Cash
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
May 31, 2002

          (000's)                                             12/21/01-
                                                               01/31/02        02/28/02      03/31/02      04/30/02      05/31/02
                                                            -------------    -----------    ----------    ----------    -----------
    SOURCES OF CASH
           Income (loss) from operations                           (4,469)        (4,389)       (2,811)       (4,759)       (3,248)
           Add:  Depreciation, amortization & other non-cash          441          1,201         2,518         1,504           244
                                                            -----------------------------------------------------------------------

    CASH GENERATED FROM OPERATIONS                                 (4,028)        (3,188)         (293)       (3,255)       (3,004)

      Add: Decrease in assets:
           Accounts receivable                                      1,148                                      9,699         9,976
           Inventory                                                               3,436         8,403         7,209         1,035
           Prepaid expenses and deposits                                                         3,013         4,454         6,135
           Plant, property and equipment
           Other                                                    1,768          1,349           186                         663
      Increase in liabilities:
           Pre-petition liabilities
           Post-petition liabilities                                7,472          6,394
                                                            -----------------------------------------------------------------------
      TOTAL SOURCES OF CASH (A)                                     6,359          7,991        11,309        18,107        14,805

    USES OF CASH
           Increase in assets:
           Accounts receivable                                                    (4,009)       (9,864)
           Inventory                                                 (275)
           Prepaid expenses and deposits                           (3,460)        (4,048)
           Plant, property and equipment
           Other                                                                                                (181)

      Decrease in liabilities:
           Pre-petition liabilities                                (1,001)          (317)          (55)       (6,249)       (1,255)
           Post-petition liabilities                                                              (903)       (9,154)       (1,454)
                                                            -----------------------------------------------------------------------
      TOTAL USES OF CASH (B)                                       (4,736)        (8,374)      (10,822)      (15,583)       (2,709)

    NET SOURCE (USE) OF CASH (A-B=NET)                              1,623           (383)          487         2,524        12,096

    CASH - BEGINNING BALANCE (See OPR-1)                            4,357          5,981         5,598         6,084         8,607
                                                            -------------    -----------    ----------    ----------    -----------
    CASH - ENDING BALANCE (See OPR-1)                               5,980          5,598         6,084         8,607        20,703